UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 21, 2014 (March 19, 2014)

CONTANGO OIL & GAS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2014, with immediate effect, John B. Juneau resigned from the Board of Directors of Contango Oil & Gas Company (the “Company”) to devote time and attention to other opportunities. Mr. Juneau’s resignation was not due to any disagreements with the Company on any matter relating to the Company's operations, policies, practices or otherwise.  The size of the Company's Board of Directors was reduced from eight to seven following Mr. Juneau's resignation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2014, the bylaws of Contango were amended and restated in the form filed as Exhibit 3.1 hereto (the “Amended Bylaws”). The Amended Bylaws reduce from five to four the number of “Contango Directors” required until the first anniversary of the effective time of the merger between the Company and Crimson Exploration Inc.

The description of the Amended Bylaws contained in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Contango Oil & Gas Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: March 21, 2014	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Contango Oil & Gas Company

Exhibit 3.1

SECOND AMENDED AND RESTATED

BYLAWS

OF

CONTANGO OIL & GAS COMPANY

****

INCORPORATED UNDER THE LAWS

OF THE

STATE OF DELAWARE

ON

NOVEMBER 8, 2000

TABLE OF CONTENTS

Page
Article I	OFFICES AND RECORDS	1

Section 1.1	Delaware Office	1

Section 1.2	Other Offices	1

Section 1.3	Books and Records	1

Article II	STOCKHOLDERS	1

Section 2.1	Annual Meeting	1

Section 2.2	Special Meetings	1

Section 2.3	Place of Meeting	1

Section 2.4	Notice of Meeting	1

Section 2.5	Quorum and Adjournment	2

Section 2.6	Proxies	2

Section 2.7	Notice of Stockholder Business and Nominations	2

Section 2.8	Procedure for Election of Directors	4

Section 2.9	Inspectors of Elections; Opening and Closing the Polls	5

Section 2.10	No Action Without Annual or Special Meeting	5

Article III	BOARD OF DIRECTORS	5

Section 3.1	General Powers	5

Section 3.2	Number, Tenure and Qualifications	5

Section 3.3	Regular Meetings	6

Section 3.4	Special Meetings	6

Section 3.5	Notice	6

Section 3.6	Conference Telephone Meetings	7

Section 3.7	Action Without Meeting	7

Section 3.8	Quorum	7

Section 3.9	Newly Created Directorships and Vacancies	7

Section 3.10	Committees	8

Section 3.11	Removal	8

Article IV	OFFICERS	9

Section 4.1	Elected Officers	9

Section 4.2	Election and Term of Office	9

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TABLE OF CONTENTS
(continued)

Page
Section 4.3	Chairman of the Board	9

Section 4.4	President and Chief Executive Officer	9

Section 4.5	Chief Financial Officer	10

Section 4.6	Vice Presidents	10

Section 4.7	Secretary and Assistant Secretaries	10

Section 4.8	Treasurer and Assistant Treasurers	10

Section 4.9	Removal	11

Section 4.10	Vacancies	11

Article V	STOCK CERTIFICATES AND TRANSFERS	11

Section 5.1	Certificates and Transfers	11

Article VI	INDEMNIFICATION	12

Section 6.1	Right to Indemnification	12

Section 6.2	Prepayment of Expenses	12

Section 6.3	Claims	12

Section 6.4	Nonexclusivity of Rights	12

Section 6.5	Other Sources	12

Section 6.6	Amendment or Repeal	13

Section 6.7	Other Indemnification and Prepayment of Expenses	13

Article VII	MISCELLANEOUS PROVISIONS	13

Section 7.1	Fiscal Year	13

Section 7.2	Dividends	13

Section 7.3	Corporate Seal	13

Section 7.4	Waiver of Notice	13

Section 7.5	Audits	13

Section 7.6	Resignations	13

Section 7.7	Contracts	14

Section 7.8	Proxies	14

Article VIII	AMENDMENTS	14

Section 8.1	Amendments	14

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AMENDED AND RESTATED

BYLAWS

OF

CONTANGO OIL & GAS COMPANY

Incorporated under the Laws of the State of Delaware

ARTICLE I

OFFICES AND RECORDS

Section 1.1 Delaware Office.  The address of the Corporation’s registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808 and its registered agent at such address is Corporation Service Company.

Section 1.2 Other Offices.  The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.3 Books and Records.  The books and records of the Corporation may be kept at the Corporation’s office in Houston, Texas or at such other locations within or outside the State of Delaware as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting.  The annual meeting of the stockholders of the Corporation shall be held at such date, place and time as may be fixed by resolution of the Board of Directors.

Section 2.2 Special Meetings.  Special meetings of the shareholders may be called at any time by the Chairman of the Board, the President and Chief Executive Officer or a majority of the Board of Directors acting with or without a meeting, or the holder or holders of one-half of all the shares outstanding and entitled to vote thereat.

Section 2.3 Place of Meeting.  The Board of Directors may designate the place of meeting for any meeting of the stockholders.  If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Corporation.

Section 2.4 Notice of Meeting.  Written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally, or by mail, to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation.  Such further notice shall be given as may be required by law.  Meetings may be held without notice if all stockholders entitled to vote are present (except as otherwise provided by law), or if notice is waived by those not present.  Any previously scheduled meeting of the stockholders may be postponed and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

Section 2.5 Quorum and Adjournment.  Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business.  The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business).  No notice of the time and place of adjourned meetings need be given except as required by law.  The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.6 Proxies.  At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by his duly authorized attorney-in-fact.  Such proxy must be filed with the Secretary of the Corporation or his representative at or before the time of the meeting.

Section 2.7 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting delivered pursuant to Section 2.4 of these Bylaws, (b) by or at the direction of the Chairman of the Board or the Board of Directors or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this Section 2.7(A) and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant Section 2.7(A)(1)(c) of these Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which such notice of the date of the meeting was mailed or public announcement of the date of such meeting is first made.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.  In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(3) Notwithstanding anything in the second sentence of Section 2.7(A)(2) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.7 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day such notice of the meeting was mailed or on which such public announcement is first made by the Corporation.

(B) Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.4 of these Bylaws.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 2.7 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the Corporation’s Notice of Meeting, if the stockholder’s notice as required by Section 2.7(A)(2) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the sixtieth day prior to such special meeting or the tenth day following the day such notice of the meeting was mailed or on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholders notice as described above.

(C) General.

(1) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.7.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.7 and, if any proposed nomination or business is not in compliance with this Section 2.7, to declare that such defective proposal or nomination shall be disregarded.

(2) For purposes of this Section 2.7, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section 2.7, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.7.  Nothing in this Section 2.7 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.8 Procedure for Election of Directors.  Election of directors at all meetings of the stockholders at which directors are to be elected shall be by written ballot, and, except as otherwise set forth in the Certificate of Incorporation with respect to the right of the holders of any series of Preferred Stock or any other series or class of stock to elect additional directors under specified circumstances, an affirmative vote of a majority of the votes cast thereat shall elect directors.  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all other matters submitted to the stockholders at any meeting shall be decided by the affirmative vote of a majority of the voting power of the outstanding Voting Stock present in person or represented by proxy at the meeting and entitled to vote thereon.

Section 2.9 Inspectors of Elections; Opening and Closing the Polls.

(A) The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof.  One or more persons may be designated as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware.

(B) The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

Section 2.10 No Action Without Annual or Special Meeting.  Subject to the rights of the holders of any series of preferred stock or any other series or class of stock as set forth in the Certificate of Incorporation with respect to such series or class, any action required or permitted by the General Corporation Law of the State of Delaware to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by any consent in writing in lieu of a meeting by such stockholders.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.  In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number, Tenure and Qualifications.  The number of directors of the Corporation shall be at least three (3) and not more than eight (8).  Subject to the foregoing limitations and subject to Section 3.8, without amendment of these Bylaws, the number of directors may be fixed or changed by resolution adopted by the vote of the majority of directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for that purpose; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.  Notwithstanding anything to the contrary in this Section 3.2, the Board of Directors shall take all requisite action to cause the Board of Directors to be comprised of the following directors as of the Effective Time:

(A) five (5) persons identified by the Board of Directors of the Corporation at or prior to the Effective Time to serve on the Board of Directors after the Effective Time (such members, the “Contango Directors”); and

(B) Allan D. Keel, B. James Ford and Lon McCain (such members, the “Crimson Directors”).

Until the first anniversary of the Effective Time, the Board of Directors shall take all requisite action to cause the Board of Directors to be comprised of no less than four of the Contango Directors and the three Crimson Directors; provided, however, that, during such period, at least three of the Contango Directors and at least two of the Crimson Directors shall be independent for purposes of the rules of the New York Stock Exchange.  If, at any time until the first anniversary of the Effective Time, the number of Crimson Directors and Contango Directors serving, or that would be serving following the next stockholders’ meeting at which directors are to be elected, as directors of the Corporation, would not be as set forth in the preceding sentence, then, subject to the fiduciary duties of the directors of the Corporation, the Board of Directors (and any nominating committee thereof) shall appoint, and nominate for election at the next stockholders’ meeting at which directors are to be elected, such person or persons as may be requested by the remaining Crimson Directors (if the number of Crimson Directors is, or would otherwise become, less than three) (and such person or persons, “Crimson Directors”) or by the remaining Contango Directors (if the number of Contango Directors is, or would otherwise become, less than four) (and such person or persons, “Contango Directors”) to ensure that there will be no less than four Contango Directors and three Crimson Directors.
For purposes of these Bylaws, the “Effective Time” means the date and time of the filing with the Secretary of State of the State of Delaware of the Certificate of Merger consummating the merger of Contango Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation, with and into Crimson Exploration Inc. (“Crimson”), pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of April 29, 2013, among the Corporation, Crimson and Contango Acquisition, Inc.

Section 3.3 Regular Meetings.  A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, each annual meeting of stockholders.  The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without notice other than such resolution.

Section 3.4 Special Meetings.  Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the President and Chief Executive Officer or a majority of the Board of Directors.  The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

Section 3.5 Notice.  Notice of any special meeting shall be given to each director at his business or residence in writing or by telephone communication.  If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting.  If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before such meeting.  If by telephone, the notice shall be given at least twelve hours prior to the time set for the meeting.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under Section 8.1 of Article VIII hereof.  A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing, either before or after such meeting.

Section 3.6 Conference Telephone Meetings.  Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 3.7 Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee.  The written consent may be signed in counterparts and must be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.8 Quorum.  A whole number of directors equal to at least a majority of all of the members of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors subject to the following exceptions:  (a) the number otherwise required if the act of a greater number is required by law, the Certificate of Incorporation or these Bylaws, (b) until the first anniversary of the Effective Time, the affirmative vote of at least two-thirds of the directors then in office, including at least one Crimson Director, shall be required to (i) increase or decrease the number of directors on the Board of Directors, (ii) remove the Chairman and select any replacement of the Chairman, (iii) terminate the President and Chief Executive Officer or the Chief Financial Officer and select any replacement of such officer, (iv) designate or replace any member, or modify the authority, of the Investment Committee, or (v) amend any provision affecting items (i) through (iv) of clause (b) of this Section 3.8 of these Bylaws.

Section 3.9 Newly Created Directorships and Vacancies.  Subject to the rights of any holders of any series of preferred stock, or any other series or class of stock as set forth in the Certificate of Incorporation, to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies of the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other causes shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term for the remainder of the full term of the class of directors in which the vacancy occurred or in which the new directorship was created and until such director’s successor shall have been duly elected and qualified.  No decrease in the numbers of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

Section 3.10 Committees.

(A) The Board of Directors may designate one or more committees, including the Investment Committee described in (B) below, an Audit Committee, a Nominating Committee and an Equity and CEO Compensation Committee, with each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

(B) The Board of Directors shall have an Investment Committee which, among other things, shall be designated the authority and power to allocate, subject to the approval of the entire Board of Directors, the amount and nature of all capital expenditures of the Corporation and its subsidiaries.  The Investment Committee shall have two members, which shall, effective as of the Effective Time, be comprised of Joseph J. Romano and Allan D. Keel.  Joseph J. Romano will serve as Chairman of the Investment Committee.  Notwithstanding anything to the contrary in (A) above, the designation or replacement of any member of the Investment Committee, or modification of the authority of the Investment Committee, shall be subject to Section 3.8.

(C) Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these Bylaws.

Section 3.11 Removal.  Any director may be removed without cause at any special meeting of shareholders called for such purpose by the vote of the holders of sixty-six and two-thirds (66 2/3%) of the voting power entitling them to elect directors in place of those to be removed, voting as a single class.   In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed.  Failure to elect a director to fulfill the unexpired term of any director removed shall be deemed to create a vacancy in the Board of Directors.  The terms of this Section 3.11 are subject to any contractual provisions binding on the Corporation from time to time, and such contractual provisions shall control to the extent they conflict with the terms hereof.

ARTICLE IV
OFFICERS

Section 4.1 Elected Officers.  The elected officers of the Corporation shall be a Chairman of the Board, a President and Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents (who may be further classified by such descriptions as “executive”, “senior”, “assistant” or otherwise, as the Board of Directors shall determine) a Secretary and one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers, and such other officers as the Board of Directors from time to time may deem proper.  The Chairman of the Board shall be chosen from the directors.  All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV.  Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

Section 4.2 Election and Term of Office.  The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient.  Subject to Section 4.9 of these Bylaws, each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign.

Section 4.3 Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors.  The Chairman of the Board shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the Board of Directors.  Except where by law the signature of the President and Chief Executive Officer is required, the Chairman of the Board shall possess the same power as the President and Chief Executive Officer  to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors.  He shall make reports to the Board of Directors and the stockholders, and shall perform all such other duties as are properly required of him by the Board of Directors.  He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.  As of the Effective Time, subject to Section 3.8, the Chairman shall be Joseph J. Romano.

Section 4.4 President and Chief Executive Officer.  The President and Chief Executive Officer shall have general supervision, management, direction and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect.  The President and Chief Executive Officer shall be authorized to execute promissory notes, bonds, mortgages, leases and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.  In the absence of the Chairman of the Board, the President and Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.  The President and Chief Executive Officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe.  As of the Effective Time, subject to Section 3.8, the President and Chief Executive Officer shall be Allan D. Keel.

Section 4.5 Chief Financial Officer.  The Chief Financial Officer shall have general financial supervision, management, direction and control of the business and affairs of the Corporation and shall see that all financial orders and resolutions of the Board of Directors are carried into effect.  The Chief Financial Officer shall be authorized to execute promissory notes, bonds, mortgages, leases and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.  The Chief Financial Officer shall have the general financial powers and duties of management usually vested in the office of chief financial officer of a corporation and shall perform such other duties and possess such other authority and powers as the Board of Directors, the Chief Executive Officer, or the Chairman of the Board may from time to time prescribe.  As of the Effective Time, subject to Section 3.8, the Chief Financial Officer shall be E. Joseph Grady.

Section 4.6 Vice Presidents.  Each Vice President shall have such powers and duties as may be assigned to him or her by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer.  In the absence of the President and Chief Executive Officer, a Vice President shall exercise the powers of the President and Chief Executive Officer with authority to exercise all his or her powers and perform his or her duties.

Section 4.7 Secretary and Assistant Secretaries.  The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board or the President and Chief Executive Officer, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws.  He or she shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer.  The Secretary, or an Assistant Secretary, shall have the custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer, and attest to the same.  The Assistant Secretary shall exercise the powers of the Secretary during such officer’s absence or inability to act.

Section 4.8 Treasurer and Assistant Treasurers.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate receipts and disbursements in books belonging to the Corporation.  The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  The Treasurer or an Assistant Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman of the Board, the Chief Financial Officer or the President and Chief Executive Officer, taking proper vouchers for such disbursements.  The Treasurer or Assistant Treasurer shall render to the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer and the Board of Directors, whenever requested, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.  If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.  The Assistant Treasurer shall exercise the powers of the Treasurer during such officer’s absence or inability to act.

Section 4.9 Removal.  Subject to Section 3.8, any officer elected by the Board of Directors may be removed by the Board of Directors whenever, in their judgment, the best interests of the Corporation would be served thereby.  No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

Section 4.10 Vacancies.  Subject to Section 3.8, a newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

ARTICLE V

STOCK CERTIFICATES AND TRANSFERS

Section 5.1 Certificates and Transfers.

(A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe.  The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

(B) The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Right to Indemnification.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee.  Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

Section 6.2 Prepayment of Expenses.  The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3 Claims.  If a claim for indemnification or payment of expenses under this Article VI is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

Section 6.4 Nonexclusivity of Rights.  The rights conferred on any Indemnitee by this Article VI shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5 Other Sources.  The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

Section 6.6 Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

Section 6.7 Other Indemnification and Prepayment of Expenses.  This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1 Fiscal Year.  The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Section 7.2 Dividends.  The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

Section 7.3 Corporate Seal.  The corporate seal shall have inscribed the name of the Corporation thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.4 Waiver of Notice.  Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the General Corporation Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders of the Board of Directors need be specified in any waiver of notice of such meeting.

Section 7.5 Audits.  The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

Section 7.6 Resignations.  Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the President and Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President and Chief Executive Officer, or the Secretary or at such later date as is stated therein.  No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

Section 7.7 Contracts.  Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct.  Such authority may be general or confined to specific instances as the Board may determine.  The Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation.  Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President and Chief Executive Officer or any Vice President of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 7.8 Proxies.  Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President and Chief Executive Officer or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

ARTICLE VIII

AMENDMENTS

Section 8.1 Amendments.  These Bylaws may be amended, altered, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given no less than twenty-four hours prior to the meeting; provided, however, that, notwithstanding any other provisions of the Certificate of Incorporation, these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation, any Certificate of Designation for any series of Preferred Stock, or these Bylaws, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock of the Corporation, voting together as a single class, shall be required in order for stockholders to alter, amend or repeal any provision of these Bylaws or to adopt any additional bylaws.  Subject to Section 3.8, any amendment, recission, addition or alteration of these Bylaws by the Board of Directors shall require the affirmative vote of at least two-thirds of the members of the Board of Directors.

CERTIFICATE OF ADOPTION OF

AMENDED AND RESTATED

BYLAWS

OF

CONTANGO OIL & GAS COMPANY

This is to certify:

That I am the duly elected, qualified and acting Secretary of CONTANGO OIL & GAS COMPANY (the “Corporation”) and the attached bylaws were adopted as the bylaws of the Corporation as of March 20, 2014 by the Board of Directors.

Dated effective the 20th day of March, 2014.

John A. Thomas, Secretary